UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida de la Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On August 19, 2021, PharmaCyte Biotech, Inc. (“Company”) entered into a securities purchase agreement (“Purchase Agreement”) with certain institutional investors (“Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell in a registered direct offering (“Registered Direct Offering”) 8,430,000 shares (“Shares”) of the Company’s common stock, par value $0.0001 (“Common Stock”) and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 5,570,000 shares of Common Stock. The Pre-Funded Warrants have an exercise price of $0.001 per share and are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. Each Share is being sold at an offering price of $5.00 and each Pre-Funded Warrant is being sold at an offering price of $4.999 (equal to the purchase price per Share minus the exercise price of the Pre-Funded Warrant). Pursuant to the Purchase Agreement, in a concurrent private placement (together with the Registered Direct Offering, the “Offerings”), the Company also agreed to issue to the Purchasers unregistered warrants (“Series A Warrants”) to purchase up to 7,000,000 shares of Common Stock. Each Series A Warrant has an exercise price of $5.00 per share, is exercisable immediately, and will expire five years following the date of issuance.

The Company expects to receive gross proceeds from the Offerings, before deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $70 million.

The Offerings are expected to close on August 23, 2021, subject to customary closing conditions.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent for the Offerings. As previously reported, on April 26, 2021, we entered into an engagement letter (“Engagement Letter”) with Wainwright for potential financings. Pursuant to such Engagement Letter, we agreed to pay Wainwright a placement agent fee of 7.5% of the aggregate gross proceeds raised in the Offerings. In addition, pursuant to the Engagement Letter, the Company will issue to Wainwright or its designees upon closing of the Offerings warrants (“Placement Agent Warrants”) to purchase 1,050,000 shares of common stock (which represents 7.5% of the Shares and Pre-Funded Warrants being sold in the Offering) at an exercise price of $6.25 per share (which represents 125% of the offering price per Share in the Offerings). The Placement Agent Warrants will terminate five years after the date of commencement of sales in the Offerings. The Company has also agreed to pay Wainwright a management fee equal to 1% of the aggregate gross proceeds raised in the Offerings and has agreed to reimburse Wainwright for certain expenses incurred in connection with such Offerings.

The Registered Direct Offering of the Shares and the Pre-funded Warrants is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-255044), declared effective by the Securities and Exchange Commission on April 14, 2021, and a related registration statement (File No. 333-258921) filed on August 19, 2021 in accordance with Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and a prospectus supplement that the Company has filed with the Securities and Exchange Commission relating to such securities.

None of the Series A Warrants, the Placement Agent Warrants, or the shares of Common Stock issuable upon the exercise of the Series A Warrants and Placement Agent Warrants are registered under the Securities Act. The Series A Warrants, Placement Agent Warrants and shares of Common Stock issuable upon exercise thereof will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, for transactions not involving a public offering.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. Pursuant to the Purchase Agreement, the Company agreed to indemnify the Purchasers against certain liabilities, including liabilities under the Securities Act and liabilities arising from breaches of representations and warranties contained in the Purchase Agreement.

2

The foregoing descriptions of the terms and conditions of the Purchase Agreement and the forms of Pre-Funded Warrant, Series A Warrant and Placement Agent Warrant, are qualified in their entirety by reference to the full text of the Purchase Agreement and the forms of Pre-Funded Warrant, Series A Warrant and Placement Agent Warrant which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference in their entirety.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Prospectus Supplement, Annual Report on Form 10-K and in other documents that the Company files from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

An opinion of Ballard Spahr LLP regarding the validity under Nevada law of the Shares and shares of common stock underlying the Pre-funded Warrants being issued and sold in the Registered Direct Offering by the Company is filed as Exhibit 5.1 and an opinion of Troutman Pepper Hamilton Sanders LLP regarding the validity of the Pre-Funded Warrants being sold in the Registered Direct Offering by the Company is filed as Exhibit 5.2.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02 Sale of Unregistered Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Series A Warrants, Placement Agent Warrants and the shares of common stock underlying such warrants is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 19, 2021, the Company issued a press release announcing the Registered Direct Offering and concurrent private placement, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

3

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Pre-Funded Common Stock Purchase Warrant
4.2	Form of Series A Warrant Common Stock Purchase Warrant
4.3	Form of Placement Agent Common Stock Purchase Warrant
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Securities Purchase Agreement, dated as of August 19, 2021
99.1	Press Release dated August 19, 2021

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2021	PHARMACYTE BIOTECH, INC.

	By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner Chief Executive Officer, President and General Counsel

5